SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                Current Report
                       Pursuant to Section 13 OR 15(d) of
                       the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported):  June 8, 2006


                               VSE CORPORATION
            (Exact Name of Registrant as Specified in its Charter)

                                   DELAWARE
        (State or Other Jurisdiction of Incorporation or Organization)


                 0-3676                            54-0649263
        (Commission File Number)         (I.R.S. Identification Number)


         2550 Huntington Avenue
          Alexandria, Virginia                     22303-1499
(Address of Principal Executive Offices)           (Zip Code)


      Registrant's Telephone Number, Including Area Code:  (703) 960-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities
    Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange
    Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))










VSE CORPORATION

Item 8.01  Other Events

Attached hereto as Exhibit 99.1 is a copy of the Registrant's news release dated June 8, 2006 announcing the increase in the Registrant's annual dividend. The news release also announced that the Registrant's
Board of Directors authorized the Registrant to repurchase up to 50,000 shares of VSE Common Stock, par value $.05 per share, subject to corporate objectives.


Item 9.01  Financial Statements and Exhibits

         (C)  Exhibits

              Exhibit
              Number
              -------
               99.1 News Release, June 8, 2006 entitled "VSE Increases Dividend and Authorizes Stock Buyback"















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                                 SIGNATURES


       Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                                  VSE CORPORATION
                                                  (Registrant)



Date:  June 12, 2006                              /s/ C. S. Weber
                                                  -----------------------------
                                                  C. S. Weber
                                                  Executive Vice President,
                                                  Chief Administrative Officer,
                                                  Secretary







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